VENTURE LENDING & LEASING, INC.

                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 19, 1997

                         -------------------------------


To the Shareholders of Venture Lending & Leasing, Inc.:

         An Annual Meeting of the Shareholders of Venture Lending & Leasing, Inc. ("Fund") will be held at 9:00 A.M., Pacific time, on November 19, 1997, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the following matters:

        1) Electing the eight members of the Board of Directors of the Fund; and

        2) Ratifying the selection of Arthur Andersen LLP as the Fund's independent auditors.

         Each shareholder who owned Fund shares on the close of business on September 23, 1997 is entitled to vote at this meeting. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder who executes a proxy card may nevertheless attend the meeting and vote in person.


                                             By order of the Board of Directors

                                             RONALD W. SWENSON
                                             Chairman of the Board

September 29, 1997



            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

           Please complete the enclosed proxy card, date and sign it, and return it in the envelope provided.

                         VENTURE LENDING & LEASING, INC.
                       2010 North First Street, Suite 310
                               San Jose, CA 95131

                               ------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 19, 1997
                               -------------------



Introduction
------------

         The Board of Directors of Venture Lending & Leasing, Inc. ("Fund") has issued this proxy statement to solicit proxies for use at the Annual Meeting of the Shareholders of Venture Lending & Leasing, Inc. ("Fund"), to be held at 9:00 A.M., Pacific time, on November 19, 1997, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the "Meeting"). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first mailed on or about September 29, 1997.

         On September 23, 1997, the record date for the Meeting ("Record Date"), there were 48,318.58 shares of Common Stock, $.001 par value ("Shares"), outstanding and entitled to vote. Each full Share is entitled to one vote, and each fractional Share is entitled to the identical fraction of one vote.

         For a shareholder's Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by November 18, 1997. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the meeting and voting in person.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted "for" the matters listed in the accompanying Notice of Annual Meeting of Shareholders and "for" any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, with respect to both Proposals 1 and 2, abstentions will be disregarded and will have no effect on the approval of the Proposals.

         A majority of the Shares must be present in person or by proxy to constitute a quorum to transact business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote "for" any such Proposal in favor of such adjournment, and will vote those proxies which they are required to vote "against" any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to such adjournment if sufficient votes have been received.

         Proposal 1 requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present, and Proposal 2 requires for approval a majority of all votes cast by the Fund's shareholders at a meeting at which a quorum is present.

         Annex A to this Proxy Statement sets forth information about those shareholders and "groups" of shareholders (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 ("Exchange Act")), who beneficially owned more than 5% of the outstanding Shares as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

         Proxy solicitation will be made primarily by mail, but proxy solicitations also may be made by telephone calls or personal meetings conducted by officers and employees of the Fund, Westech Investment Advisors, Inc. ("Westech Investment Advisors") and Siguler Guff Advisers, L.L.C. ("Siguler Guff Advisers"). The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

         The Fund's Annual Report for its fiscal year ended June 30, 1997 has previously been mailed to the Fund's shareholders.


Proposal 1
----------

         TO ELECT EIGHT DIRECTORS OF THE FUND
         ------------------------------------

         The nominees for election as directors of the Fund are listed below. All the nominees have consented to serve as directors if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee whom management recommends.

         These nominees, if elected, will constitute the entire Board of Directors. To be elected, each nominee must receive the favorable vote of a plurality of the Shares represented at the Meeting in person or by proxy. Listed below is the name, age, year of election and principal occupation during the past five years of each nominee. Nominees who are "interested persons" are indicated by an asterisk.

Name and Position   Age  Director      Occupation During Past Five Years
With Fund                Since


John F. Cogan,      50   1995    Senior Fellow, The Hoover Institution, Stanford
Director                         University, since 1983; Professor, Public
                                 Policy, Stanford University (by courtesy).

J.Michael Egan      44   1995    President, Chief Executive Officer, Bluebird
                                 Development, L.L.C. Since 1996;  Partner,
                                 Sanderling Ventures (venture capital firm) 1992
                                 -1996; prior position as Chief Executive
                                 Officer, board member and senior management in several medical device companies.

Salvador Gutierrez  54   1995    Senior Vice President, Westech Investment
Director, President              Advisors since 1994, and Senior Vice President,
and Chief Financial              Western Technology Investment since 1987.
Officer*

Scott C. Malpass,   35   1994    Associate Vice President for Finance and Chief
Director                         Investment Officer, and other positions, with
                                 University of Notre Dame since 1988. Concurrent appointment as an Assistant Professor of Finance and Business Economics to the University's College of Business
                                 Administration.

Roger V. Smith,     55   1994    Founder and President, Smith Venture Group
Director                         (advisory services for venture  capital
                                 companies) since  1994.  Various positions with
                                 Silicon  Valley Bank, including President and
                                 Vice   Chairman,  from 1983 to 1994.

Arthur Spinner,     47   1996    Managing Partner,Hambro-Spinner Asset
Director                         Management since 1993; General partner of
                                 Hambro International Equity Partners since
                                 1981; Director, Tylon General (semiconductors) since 1989.

Ronald W. Swenson,  52   1994    President and Director, Westech Investment
Director,Chairman                Advisors since 1994, and President and
and Chief Executive              Director, Western  Technology since 1980.
Officer*

-------------------------------
* "Interested person" (as defined in the 1940 Act) of the Fund.

Name and Position   Age  Director      Occupation During Past Five Years
With Fund                Since

George Von Gehr,    56   1994          President, Von Gehr International
Director                               (advisory services for venture capital
                                       companies) since 1990.

         The Independent Directors of the Fund constitute its Audit Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent auditors and recommends the engagement of auditors. During the fiscal year ended June 30, 1997, the Board met four times and the Audit Committee met once. Messrs. Cogan, Egan, Malpass and Spinner attended two of the four board meetings, and all other directors attended at least 75% of the Board meetings held during the last fiscal year.

         The Fund's Independent Directors each receive an annual fee from the Fund of $5,000. Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $500. The Fund's directors who are "interested persons" of the Fund, as defined in the 1940 Act, receive no compensation from the Fund for their services as directors, other than reimbursement of their expenses in attending meetings. The Independent Directors received the following amounts of compensation during the year ended June 30, 1997: Mr. Cogan -- $5,500; Mr. Egan -- $6,000; Mr. Malpass (paid by his direction to the University of Notre Dame)
-- $5,000;  Mr.  Smith --  $6,000;  Mr.  Spinner -- $5,000;  and Mr. Von Gehr --
$5,500.

         Proposal 1 requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present

Proposal 2
----------

         TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS

         Arthur Andersen LLP, Suite 3500, Spear Street Tower, One Market, San Francisco, CA 94105, has served as the Fund's independent auditors since its inception and has been selected to serve in this capacity for the Fund's current fiscal year by the Independent Directors. Arthur Andersen LLP has informed the Fund that it has no direct or indirect financial interest in the Fund, Westech Investment Advisors or Siguler Guff Advisors or any of their affiliates. It is not expected that a representative of Arthur Andersen LLP will be available at the Meeting, but a representative would have an opportunity to make a statement if he chose to attend.

         Proposal 2 requires for approval the affirmative vote of a majority of the votes cast by the Fund's shareholders at a meeting at which a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS.

Other Information
-----------------

         Managers: The Fund is a party to a Management Agreement, dated as of December 22, 1995 ("Management Agreement") between the Fund on the one hand, and Westech Investment Advisors and Siguler Guff Advisers on the other hand. The Management Agreement was last approved by the Fund's Board of Directors at a meeting held on October 3, 1997, and by the Fund's shareholders at a meeting held on September 26, 1995. During the Fund's fiscal year ending June 30, 1997, the Fund paid aggregate investment management fees totaling $1,438,118 to Westech Investment Advisors and Siguler Guff Advisers pursuant to the terms of the Management Agreement.

         Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Messrs. Swenson and Gutierrez, the sole executive officers of Westech Investment Advisors, each own 50% of its voting securities. Westech Investment Advisor's principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

         Siguler Guff Advisers, the Fund Manager, is a limited liability company that is a registered investment adviser under the Advisers Act. 100% of the voting securities of Siguler Guff Advisers are beneficially owned, through holding companies, as follows: 45% by George W. Siguler, 45% by Drew J. Guff and 10% by Donald P. Spencer. A portion of the holdings of Messrs. Siguler, Guff and Spencer listed above are held in trust for their minor children. The principal business address of Siguler Guff Advisers, and the principal business address of Messrs. Siguler, Guff and Spencer, is Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

         Executive Officers of the Fund; Advisory Director. The following are the executive officers of the Fund other than Messrs. Swenson and Gutierrez. All have been executive officers of the Fund since its inception.

Name and Position       Age  Principal Occupation and Business History
With Fund

George W. Siguler,      50  Managing Director, Siguler Guff Advisers and
Executive Vice President   affiliates since 1995; Managing Director of Mitchell
and Advisory Director      Hutchins Institutional Investors from 1991 to 1995;
c/o Siguler Guff Advisers  Director and President of Associated Capital Advisers
Rockefeller Center         Inc.(investment management firm) from 1990 through
630 Fifth Avenue, 16th Fl. 1991 and Vice Chairman and a director of Monarch
New York, NY 10111         Capital Corporation (financial services holding
                           company) from 1984 through 1991; Director, Novacare
                           Inc.

Patricia Breshears,     61 Vice President, Westech Investment Advisors since
Vice President and         1994; Administrator and Corporate Secretary, Western
Assistant Secretary        Technology Investments since 1984.
c/o Western Technology
Investments
2010 North First Street,
Suite 310, San Jose,
CA 95131

Donald P. Spencer,      42  Managing Director, Siguler Guff Advisers and
Vice President and          affiliates since 1995; Senior Vice President (and
Assistant Secretary         other positions), Mitchell Hutchins Institutional
c/o Siguler Guff Advisers   Investors and affiliates from 1989 to 1995.
Rockefeller Center
630 Fifth Avenue, 16th Fl.
New York, NY 10111

         The Fund's By-Laws provide that the Board of Directors may appoint one or more Advisory Directors of the Fund. An Advisory Director attends all meetings of the Board of Directors and provides advice and assistance to the Directors as requested. An Advisory Director does not, however, vote on any matters to be acted upon by the Board of Directors. George W. Siguler is the sole Advisory Director of the Fund.

         Annual Reports: The Fund will furnish, without charge, copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 2010 North First Street, Suite 310, San Jose, CA 95131.

         Submission of Shareholder Proposals: Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131.

To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to July 31, 1998.


         Other Matters to Come Before the Meeting: The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

September 29, 1997

                                                                       ANNEX A

                       Beneficial Ownership of Fund Shares
                       -----------------------------------


Beneficial Owners of More Than 5% of the Fund's Shares as of the Record Date

====================================== ========================================
Name and Address of Shareholder*             Number and Percentage of Shares
                                                    Beneficially Owned
====================================== ========================================
Carpenter Company Profit Sharing Plan                       2,591.095; 5.36%
====================================== ========================================
Orix USA                                                    3,627.532; 7.5%
====================================== =========================================
Northern Trust, as Custodian                                5,182.189; 10.72%
for San Antonio Fire and
Police Pension Plan
====================================== =========================================
University of Notre Dame                                    5,182.189; 10.72%
====================================== =========================================
University of Richmond                                      5,182,189; 10.72%
====================================== ========================================
MBTA Retirement Fund                                        3,109.314; 6.43%
====================================== =========================================
Constellation Investment                                    4,728.116; 9.79%
====================================== =========================================
Leland Stanford University                                  10,364.379; 21.45%
====================================== =========================================

--------------------------
* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

Beneficial Ownership of Fund Shares by Fund Directors and Executive Officers on
--------------------------------------------------------------------------------
September 29, 1997
------------------


          No director or executive officer of the Fund owns in excess of 1% of the Shares outstanding. Westech Investment Advisors, all the stock of which is owned by Messrs. Ronald W. Swenson and Salvador O. Gutierrez, directors of the Fund, owned 51.821 Shares . Mr. Roger Smith, a director of the Fund, owned
51.821 Shares through a retirement account and 103.644 Shares personally. Mr. Michael Egan, a director of the Fund, owned 103.64 Shares. Mr. George W. Siguler, an executive officer and Advisory Director of the Fund, owned 155.464 Shares through a retirement account and 51.821 Shares jointly with his wife. Trusts for the benefit of Mr. Siguler's minor children held 103.646 Shares in the aggregate. Mr. Donald Spencer, an executive officer of the Fund, owned
10.363 Shares jointly with his wife.